EXHIBIT 99.6

2A1

Balance    $55,200,000   Delay           24           WAC(1)               6.044
Coupon     3.6100        Dated           1/1/2004     WAM(1)               359
Settle     1/30/2004     First Payment   2/25/2004    Target Reset Margin: 1.750


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2
NWAC - 2.175386, ELSE GROUP 2 NWAC - .947

                               10 CPR          15 CPR            20 CPR           25 CPR             30 CPR            40 CPR
               100-16          3.322           3.295             3.265            3.232              3.195             3.107
               100-17          3.308           3.281             3.250            3.215              3.176             3.084
               100-18          3.295           3.266             3.234            3.198              3.158             3.062
               100-19          3.282           3.252             3.218            3.181              3.139             3.040
               100-20          3.268           3.237             3.203            3.164              3.121             3.017
               100-21          3.255           3.223             3.187            3.147              3.102             2.995
               100-22          3.242           3.209             3.171            3.130              3.083             2.973
               100-23          3.228           3.194             3.156            3.113              3.065             2.951
               100-24          3.215           3.180             3.140            3.096              3.046             2.928
               100-25          3.202           3.165             3.124            3.079              3.028             2.906
               100-26          3.189           3.151             3.109            3.062              3.009             2.884
               100-27          3.175           3.137             3.093            3.045              2.991             2.862
               100-28          3.162           3.122             3.078            3.028              2.972             2.840
               100-29          3.149           3.108             3.062            3.011              2.953             2.818
               100-30          3.135           3.093             3.046            2.994              2.935             2.795
               100-31          3.122           3.079             3.031            2.977              2.916             2.773
               101-00          3.109           3.065             3.015            2.960              2.898             2.751
Spread @ Center Price             78              86                93              100                106               115
                  WAL           2.47            2.28              2.09             1.92               1.76              1.46
             Mod Durn          2.324           2.146             1.977            1.817              1.666             1.392
     Principal Window      Feb04 - Dec06   Feb04 - Dec06     Feb04 - Dec06    Feb04 - Dec06       Feb04 - Dec06    Feb04 - Dec06
            LIBOR_6MO          1.236            1.236            1.236            1.236              1.236             1.236
            LIBOR_IYR          1.520            1.520            1.520            1.520              1.520             1.520
              CMT_1YR          1.300            1.300            1.300            1.300              1.300             1.300



                               50 CPR            60 CPR            70 CPR
               100-16          2.993             2.842             2.627
               100-17          2.966             2.809             2.585
               100-18          2.939             2.776             2.542
               100-19          2.912             2.742             2.500
               100-20          2.885             2.709             2.458
               100-21          2.858             2.676             2.416
               100-22          2.831             2.643             2.374
               100-23          2.804             2.610             2.332
               100-24          2.777             2.576             2.290
               100-25          2.750             2.543             2.248
               100-26          2.723             2.510             2.206
               100-27          2.696             2.477             2.164
               100-28          2.669             2.444             2.122
               100-29          2.642             2.411             2.080
               100-30          2.615             2.378             2.038
               100-31          2.589             2.345             1.996
               101-00          2.562             2.312             1.954
Spread @ Center Price            118               113                95
                  WAL           1.20              0.97              0.76
             Mod Durn          1.148             0.933             0.736
     Principal Window      Feb04 - Dec06     Feb04 - Dec06     Feb04 - Jul06
            LIBOR_6MO          1.236             1.236             1.236
            LIBOR_IYR          1.520             1.520             1.520
              CMT_1YR          1.300             1.300             1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.